Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust
(formerly Academy Funds Trust)

(the “Trust”)

Innovator IBD® 50 ETF
(formerly Innovator IBD® 50 Fund)

(the “Fund”)

Supplement To the Fund’s Prospectus and Statement of Additional Information
Dated March 30, 2017
as supplemented on May 17, 2017

Dated September 8, 2017

I.     Change in Trust Name

On June 19, 2017, at a special meeting of the Board of Trustees of the Trust (the “Board”), the Board approved the name change of the Trust from “Academy Funds Trust” to “Innovator ETFs Trust”, effective immediately. All references to Academy Funds Trust in the Fund’s Prospectus and Statement of Additional Information are hereby removed and replaced with Innovator ETFs Trust.

II.     Change in Fund Name

On August 31, 2017, at a special meeting of the Board, the Board approved the name change of the Fund from “Innovator IBD® 50 Fund” to “Innovator IBD® 50 ETF,” effective immediately. All references to Innovator IBD® 50 Fund in the Fund’s Prospectus and Statement of Additional Information are hereby removed and replaced with Innovator IBD® 50 ETF.

III.     Change in Investment Objective and Principal Investment Strategy

On August 31, 2017, at a special meeting of the Board, the Board approved a change in the investment objective to the Fund to: “The Fund seeks to track, before fees and expenses, the performance of the IBD® 50 Index.” This change will take effect on or about November 15, 2017. Pursuant to this change, the Fund will change from an actively managed exchange-traded fund to an index-tracking exchange-traded fund.

After this change takes effect, the Fund will invest 80% of its assets in the securities comprising IBD® 50 Index (the “Index”). The Index is a weekly computer-generated stock index compiled and published by Investor’s Business Daily® that compiles and ranks what it considers to be the 50 leading growth companies that trade of U.S. securities exchanges. The Index is designed to be a close approximation of the current investment strategy pursued by the Fund’s investment sub-adviser. A Preliminary Prospectus and Statement of Additional Information has been filed with the Securities and Exchange Commission (“SEC”) which reflects these changes and which is publicly available on the SEC’s website.

IV.     Election and Resignation of Trustees

On August 7, 2017, at a special meeting of the shareholders of the Fund, Mark Berg, Joe Stowell and Brian J. Wildman were elected to the Board of Trustees of the Trust (the “Board”). Each of Mr. Berg, Mr. Stowell and Mr. Wildman is not an “interested person” of the Trust or the Fund’s investment adviser, as defined by the Investment Company Act of 1940, as amended (“Independent Trustee”). Concurrent with the election of Mr. Berg, Mr. Stowell and Mr. Wildman, Oliver St. Clair and Russell R. Wagner, the two previous Independent Trustees serving on the Board, submitted their resignations. H. Bruce Bond will remain on the Board as an Interested Trustee. Brian J. Wildman has been designated as the Board’s “audit committee financial expert” and will also serve as the Chairman of the Audit Committee. Mr. Stowell will serve as the Chairman of the Nominating Committee and Mr. Berg will serve as the Lead Independent Trustee. None of Mr. Berg, Mr. Stowell nor Mr. Wildman own any Shares of the Fund and they are each expected to earn in aggregate $10,000 per fiscal year in compensation from all the investment companies in the Innovator Fund Complex, which includes the Fund.

In accordance with these elections and resignations, the table in the Statement of Additional Information included in “Management of the Trust – Trustees and Officers – Independent Trustees” is removed and replaced with the following:

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Independent Trustees
Mark Berg 120 N. Hale Street, Suite 200, Wheaton, IL 60187 Year of Birth: 1971	Trustee	Since 2017	President and Founding Principal, Timothy Financial Counsel Inc. (2001-present)	2	None
Joe Stowell 120 N. Hale Street, Suite 200, Wheaton, IL 60187 Year of Birth: 1968	Trustee	Since 2017	Chief Operating Officer, Woodman Valley Chapel (2015-present); Executive Vice President and Chief Operating Officer, English Language Institute/China (2007-2015)	2	Board of Advisors, Westmont College

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Independent Trustees
Brian J. Wildman 120 N. Hale Street, Suite 200, Wheaton, IL 60187 Year of Birth: 1963	Trustee	Since 2017	Executive Vice President, Consumer Banking (2016-present), Chief Risk Officer (2013-2016), Head of Wealth Management (2003-2013), Head of Commercial Services (2010-2013), MB Financial Bank	2	MB Financial Bank (2003 – present); Missionary Furlough Homes, Inc. (2008 – present)

Additionally, the second paragraph in “Management of the Trust – Trustees’ Qualification” in the Statement of Additional Information is hereby removed and replaced with the following:

While there are no specific required qualifications for Board membership, the Board believes the specific background of each Trustee is appropriate to his or her serving on the Trust’s Board of Trustees. The foregoing discussion and the Trustees and officers chart above are included in this Statement of Additional Information pursuant to requirements of the U.S. SEC, do not constitute holding out the Board or any Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee by reason thereof.

H. Bruce Bond. Mr. Bond is the Chief Executive Officer of the Adviser, responsible for the firm’s strategic vision. Mr. Bond began his career in 1986 at Griffin, Kubik, Stephens and Thompson, a small boutique firm specializing in municipal bonds. In 1994 he continued his career at First Trust Portfolios as Vice President responsible for wholesale distribution of financial products across the Midwest and Florida. In 1998 Mr. Bond joined Nuveen Investments as a Managing Director to lead an effort in its Structured Products Group to develop, market and distribute closed-end funds, unit investment trusts and exchange-traded fund products. Mr. Bond became the head of marketing for all Nuveen products before leaving to start PowerShares in early 2003. As Founder and Chief Executive Officer of PowerShares, Mr. Bond pioneered many firsts in the ETF industry. In 2006, PowerShares was acquired by Invesco, a global asset manager. Mr. Bond remained the President and Chief Executive Officer of PowerShares and Chairman of the Board of the PowerShares Funds until September of 2011. During his time at PowerShares, Mr. Bond helped develop, list and distribute over 130 fund products on various exchanges located in the United States and throughout Europe, with assets under management in excess of $80 billion.

Mark Berg. As President and Founding Principal of Timothy Financial Counsel Inc., Mr. Berg’s primary role is the leadership and management of Timothy Financial Counsel Inc. He is the primary advisor for select clients, but also oversees the financial planning process for all Timothy Financial clients. Mr. Berg has served in the fee-only financial planning industry since 1995. He holds a BA in Economics from Wheaton College and is a Certified Financial Planner™ practitioner. He is also a NAPFA Registered Financial Advisor where he has served as the Regional President and Chair, as well as on the National Board of Directors. He speaks regularly at conferences on financial planning and practice management. He has been interviewed and/or quoted by a variety of publications, such as Dow Jones Newswire, The Wall Street Journal, Reader's Digest, and Kiplinger's and has been interviewed on NBC television.

Joe Stowell. Mr. Stowell is currently the COO of Woodmen Valley Chapel in Colorado Springs, Colorado. He oversees the financial, human resources and congregational management of this multi-campus organization. Prior to joining Woodman in September of 2015, Mr. Stowell served for eight years as the Executive Vice President/COO of the English Language Institute/China (ELIC), a global educational non-profit focused primarily in Asia and the Middle East. Before his work in the non-profit business management sector, Joe traded futures, options and swaps for over a decade, focusing on currencies and bonds both in the US and abroad for McNamara Trading and Chicago Research & Trade. He was on trading floors and desks in Chicago, New York and Tokyo.

Brian J. Wildman. Mr. Wildman is Executive Vice President, Consumer Banking of MB Financial Bank (Bank), a position he has held since March 2016. Mr. Wildman is also a director of the Bank. From April 2013 to March 2016, Mr. Wildman was responsible for Risk Management and was the Chief Risk Officer. Prior to April 2013, Mr. Wildman was responsible for the Bank's Wealth Management and Commercial Services groups. Prior to joining the Bank in 2003, he was First Vice President of Bank One and served in various management positions with its predecessor organization, American National Bank and Trust Company of Chicago, since 1988. Mr. Wildman is a member of the Board of Trustees of Missionary Furlough Homes, Inc.

V.     Change in Distributor

On August 31, 2017, at a special meeting of the Board, the Board approved a Distribution Agreement appointing Foreside Fund Services, LLC as the distributor for the Fund. Effective September 15, 2017, Foreside Fund Services, LLC will replace Quasar Distributors, LLC, the Fund’s current distributor, as the distributor for the Fund. On September 15, 2017, all references to Quasar Distributors, LLC in the Fund’s Prospectus and Statement of Additional Information shall be removed and replaced with Foreside Fund Services, LLC. Foreside Fund Service, LLC’s principal address is Three Canal Plaza, Suite 100, Portland, ME 04101.

VI.     Change in Independent Registered Accounting Firm

On August 31, 2017, at a special meeting of the Board, the Board approved the appointment Cohen & Company, Ltd. (“Cohen & Co.”) as the independent registered accounting firm (“Auditor”) for the Fund. Effective immediately, Cohen & Co. will replace Tait, Weller & Baker LLP, the Fund’s current Auditor, as the Auditor for the Fund. All references to Tait, Weller & Baker LLP in the Fund’s Prospectus and Statement of Additional Information are hereby removed and replaced with Cohen & Company, Ltd. Cohen & Company, Ltd.’s principal address is 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115.

Please Keep This Supplement With Your Prospectus and
Statement of Additional Information For Future Reference

[ON CHAPMAN AND CUTLER LLP LETTERHEAD]

September 8, 2017

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549

Re:	Innovator ETFs Trust
(File Nos. 333-146827 and 811-22135)

Ladies and Gentlemen:

On behalf of Innovator ETFs Trust (formerly Academy Funds Trust) (the “Trust”), pursuant to the requirements of Rule 497 of the General Rules and Regulations of the Securities Act of 1933, as amended, we are submitting one copy of a supplement, in the form of a sticker, to the prospectus and statement of additional information of Innovator IBD® 50 ETF, a series of the Trust.

If you have questions or comments, please telephone the undersigned at (312) 845- 3484.

Very truly yours,

Chapman and Cutler llp

By: /s/ Morrison C. Warren

 Morrison C. Warren

Enclosures